EXHIBIT 10.4

CAPITAL ONE, N.A. — LOAN NO.

SECOND AMENDED AND RESTATED PROMISSORY NOTE

$35,000,000.00	MARCH 31, 2014

FOR VALUE RECEIVED, LEGACY HOUSING, LTD, a Texas limited partnership (“Debtor”), unconditionally promises to pay to the order of CAPITAL ONE, N.A., a national association (together with its successors and assigns, “Lender”), without setoff, at its offices at 600 N. Pearl Street, Suite 2500, Dallas (Dallas County), TX 75201, or at such other place as may be designated by Lender, the principal amount of THIRTY-FIVE MILLION AND NO/100 DOLLARS ($35,000,000.00), or so much thereof as may be advanced from time to time in immediately available funds, together with interest computed daily on the outstanding principal balance hereunder, at an annual interest rate (the “Rate”), and in accordance with the payment schedule indicated below.  This SECOND AMENDED AND RESTATED PROMISSORY NOTE (this “Note”) is executed pursuant to and evidences the loan funded by Lender pursuant to that certain LOAN AND SECURITY AGREEMENT dated as of DECEMBER 14, 2011, between Debtor and Lender (as the amended, modified or restated from time to time, the “Loan Agreement”), to which reference is made for a statement of the collateral, rights and obligations of Debtor and Lender in relation thereto; but neither this reference to the Loan Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of Debtor to pay unpaid principal of and interest on this Note when due.  Capitalized terms not otherwise defined herein shall have the same meanings as in the Loan Agreement.

1.                                      Rate.  Prior to the Maturity Date or an Event of Default, the Rate shall be the LESSER of (a) the MAXIMUM RATE, or (b) TWO PERCENT (2.00%) plus the LIBOR RATE.  From after the Maturity Date, the Rate shall be equal to the Maturity Rate.  “LIBO Rate” means the London Inter-Bank Offered Rate for United States Dollars established by the British Bankers Association for interest periods of ONE (1) month.  Lender will tell Debtor the current LIBO Rate upon Debtor’s request.  Debtor understands that Lender may make loans based on other rates as well.  If the LIBO Rate referenced in the preceding sentences is not available, the Rate will be determined by Lender.  The LIBO Rate shall be adjusted from time to time in Lender’s sole discretion for then applicable reserve requirements, deposit insurance assessment rates, marginal emergency, supplemental, special and other reserve percentages, and other regulatory costs.  Notwithstanding any provision of this Note or any other agreement or commitment between Debtor and Lender, whether written or oral, express or implied, Lender shall never be entitled to charge, receive or collect, nor shall amounts received hereunder be credited so that Lender shall be paid, as interest a sum greater than interest at the Maximum Rate.  It is the intention of the parties that this Note, and all instruments securing the payment of this Note or executed or delivered in connection therewith, shall comply with applicable law.  If Lender ever contracts for, charges, receives or collects anything of value which is deemed to be interest under applicable law, and if the occurrence of any circumstance or contingency, whether acceleration of maturity of this Note, prepayment of this Note, delay in advancing proceeds of this Note or any other event, should cause such interest to exceed the maximum lawful amount, any amount which exceeds interest at the Maximum Rate shall be applied to the reduction of the unpaid principal balance of this Note or any other indebtedness owed to Lender by Debtor, and if this Note and such other indebtedness are paid in full, any remaining excess shall be paid to Debtor.  In determining whether the interest exceeds interest at the Maximum Rate, the total amount of interest shall be spread, prorated and amortized throughout the entire term of this Note until its payment in full.  The term “Maximum Rate” as used in this Note means the maximum nonusurious rate of interest per annum permitted by whichever of applicable United States federal law or Texas law permits the higher interest rate, including to the extent permitted by applicable law, any amendments thereof hereafter or any new law hereafter coming into effect to the extent a higher Maximum Rate is permitted thereby.  If at any time the Rate shall exceed the Maximum Rate, the Rate shall be automatically limited to the Maximum Rate until the total amount of interest accrued hereunder equals the amount of interest which would have accrued if there had been no limitation to the Maximum Rate.  To the extent, if any, that Chapter 303 of the Texas Finance Code, as amended, (the “Act”) is relevant to Lender for purposes of determining the Maximum Rate, the parties elect to determine the Maximum Rate under the Act pursuant to the “weekly ceiling” from time to time in effect, as referred to and defined in §303.001-303.016 of the Act; subject, however, to any right Lender subsequently may have under applicable law to change the method of determining the Maximum Rate.  Notwithstanding the foregoing, if Debtor and Lender now or hereafter enter into a Swap Agreement in connection with this Note, THEN, Lender in its reasonable discretion may adjust, to coordinate with its and industry practices pursuant to the Swap Agreement, interest rate periods, interest payment dates and Business Days under this Note.  In such circumstances the remainder of this Section and this Note shall continue to apply without change. “Swap Agreement” means any International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement and Schedule thereto, and any confirmations or other related documents or agreements thereunder pertaining to interest rate swaps or similar products, or any other documents or instruments pertaining to interest rate swaps or similar products, in each case if entered into with or through Lender or any of its affiliates.

2.                                      Accrual Method.  Interest on the Indebtedness evidenced by this Note shall be computed on the basis of a THREE HUNDRED SIXTY (360) day year and shall accrue on the actual number of days elapsed for any whole or partial month in which interest is being calculated.  In computing the number of days during which interest accrues, the day on which funds are initially advanced shall be included regardless of the time of day such advance is made, and the day on which funds are repaid shall be included unless repayment is credited prior to the close of business on the Business Day received as provided herein.

3.                                      Rate Change Date.  The Rate will change as of the FIRST (1st) Business Day of each month.

4.                                      Payment Schedule.  Except as expressly provided herein to the contrary, all payments on this Note shall be applied in the following order of priority: (a) the payment or reimbursement of any expenses, costs or obligations (other than the outstanding principal balance hereof and interest hereon) for which either Debtor shall be obligated or Lender shall be entitled pursuant to the provisions of this Note or the other Loan Documents, (b) the payment of accrued but unpaid interest hereon, and (c) the payment of all or any portion of the principal balance hereof then outstanding hereunder, in the direct order of maturity.  If a Default exists under any of the other Loan Documents, then Lender may, at the sole option of Lender, apply any such payments, at any time and from time to time, to any of the items specified in clauses (a), (b) or (c) above without regard to the order of priority otherwise specified herein and any application to the outstanding principal balance hereof may be made in either direct or inverse order of maturity.  If any payment of principal or interest on this Note shall become due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in computing interest in connection with such payment.  The outstanding principal balance of this Note, plus accrued and unpaid interest thereon shall be due and payable on the earlier of (i) the acceleration of the Indebtedness pursuant to the terms of the Loan Documents; or (ii) DECEMBER 12, 2016 (the earliest of such dates being the “Maturity Date”).  Accrued and unpaid interest on the outstanding principal balance of this Note shall be due and payable monthly commencing on APRIL 1, 2014, and continuing on the same day of each month thereafter and on the Maturity Date.

5.                                      Delinquency Charge.  To the extent permitted by law, a delinquency charge will be imposed in an amount not to exceed FIVE PERCENT (5.00%) of any payment that is more than TEN (10) days late.

6.                                      Waivers, Consents and Covenants.  Debtor, any indorser or guarantor hereof, or any other party hereto (individually an “Obligor” and collectively “Obligors”) and each of them jointly and severally: (a) waives presentment, demand, protest, notice of demand, notice of intent to accelerate, notice of acceleration of maturity, notice of protest, notice of nonpayment, notice of dishonor, and any other notice required to be given under the law to any Obligor in connection with the delivery, acceptance, performance, default or enforcement of this Note, any indorsement or guaranty of this Note, or any other documents executed in connection with this Note or any other Loan Documents now or hereafter executed in connection with any obligation of Debtor to Lender; (b) consents to all delays, extensions, renewals or other modifications of this Note or the Loan Documents, or waivers of any term hereof or of the Loan Documents, or release or discharge by Lender of any of Obligors, or release, substitution or exchange of any security for the payment hereof, or the failure to act on the part of Lender, or any indulgence shown by Lender (without notice to or further assent from any of Obligors); (c) agrees that no such action, failure to act or failure to exercise any right or remedy by Lender shall in any way affect or impair the obligations of any Obligors or be construed as a waiver by Lender of, or otherwise affect, any of Lender’s rights under this Note, under any indorsement or guaranty of this Note or under any of the Loan Documents; and (d) agrees to pay, on demand, all costs and expenses of collection or defense of this Note or of any indorsement or guaranty hereof and/or the enforcement or defense of Lender’s rights with respect to, or the administration, supervision, preservation, or protection of, or realization upon, any property securing payment hereof, including, without limitation, reasonable attorney’s fees, including fees related to any suit, mediation or arbitration proceeding, out of court payment agreement, trial, appeal, bankruptcy proceedings or other proceeding, in such amount as may be determined reasonable by any arbitrator or court, whichever is applicable.

7.                                      Prepayments.  Debtor shall have the right to prepay, at any time and from time to time, without fee, premium or penalty (except as noted below), any portion of the outstanding principal balance hereof, provided that Debtor shall provide FIVE (5) days prior written notice to Lender of prepayment of the entire Note.  Any such prepayment shall also include (a) any and all accrued but unpaid interest on the amount of principal being so prepaid through and including the date of prepayment, plus any other sums which have become due to Lender under the other Loan Documents on or before the date of prepayment, but which have not been fully paid and (b) any Funding Indemnification.  Prepayments of principal will be applied in inverse order of maturity. “Funding Indemnification” means an amount (which shall be payable on demand by Lender) necessary to promptly compensate Lender for, and hold it harmless from, any loss, cost or expense incurred by it as a result of any payment or prepayment of any part of the Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise), including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such portion or from fees payable to terminate the deposits from which such funds were obtained.  Debtor shall also pay any customary administrative fees charged by Lender in connection with the foregoing.  For purposes of calculating amounts payable by Debtor to Lender hereunder, Lender shall be deemed to have funded the Loan by a matching deposit or other borrowing in the London inter-bank market for a comparable amount and for a comparable period, whether or not such Loan was in fact so funded.

8.                                      Remedies Upon Default.  Whenever there is a Default under the Loan Documents (a) the entire balance outstanding hereunder and all other obligations of any Obligor to Lender (however acquired or evidenced) shall, at the option of Lender, become immediately due and payable and any obligation of Lender to permit further borrowing under this Note shall immediately cease and terminate, (b) Lender shall have all rights and remedies available to it under the Loan Agreement and other Loan Documents, and/or (c) to the extent permitted by law, the Rate of interest on the unpaid principal shall be increased at Lender’s discretion up to the Maximum Rate, or if none, EIGHTEEN PERCENT (18.00%) per annum (the “Maturity Rate”).  The provisions herein for a Maturity Rate shall not be deemed to extend the time for any payment hereunder or to constitute a “grace period” giving Obligors a right to cure any default.  At Lender’s option, any accrued and unpaid interest, fees or charges may, for purposes of computing and accruing interest on a daily basis after the due date of this Note or any installment thereof, be deemed to be a part of the principal balance, and interest shall accrue on a daily compounded basis after such date at the Maturity Rate provided in this Note until the entire outstanding balance of principal and interest is paid in full.  Upon a Default, Lender is hereby authorized at any time, at its option and without notice or demand, to set off and charge against any deposit accounts of any Obligor (as well as any money, instruments, securities, documents, chattel paper, credits, claims, demands, income and any other property, rights and interests of any Obligor), which at any time shall come into the possession or custody or under the control of Lender or any of its agents, affiliates or correspondents, any and all obligations due hereunder.

9.                                      Waiver.  The failure at any time of Lender to exercise any of its options or any other rights hereunder shall not constitute a waiver thereof, nor shall it be a bar to the exercise of any of its options or rights at a later date.  All rights and remedies of Lender shall be cumulative and may be pursued singly, successively or together, at the option of Lender.  The acceptance by Lender of any partial payment shall not constitute a waiver of any default or of any of Lender’s rights under this Note.  No waiver of any of its rights hereunder, and no modification or amendment of this Note, shall be deemed to be made by Lender unless the same shall be in writing, duly signed on behalf of Lender; each such waiver shall apply only with respect to the specific instance involved, and shall in no way impair the rights of Lender or the obligations of Obligors to Lender in any other respect at any other time.

10.                               Applicable Law, Venue and Jurisdiction.  Debtor agrees that this Note shall be deemed to have been made in the State of Texas at Lender’s address indicated at the beginning of this Note and shall be governed by, and construed in accordance with, the laws of the State of Texas and is performable in the City and County of Texas indicated at the beginning of this Note (the “Venue Site”).  In any litigation in connection with or to enforce this Note or any indorsement or guaranty of this Note or any Loan Documents, Obligors, and each of them, irrevocably consent to and confer personal jurisdiction on the courts of the State of Texas or the United States courts located within the Venue Site.

11.                               Partial Invalidity.  The unenforceability or invalidity of any provision of this Note shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of this Note or of the Loan Documents to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

12.                               Binding Effect.  This Note shall be binding upon and inure to the benefit of Debtor, Obligors and Lender and their respective successors, assigns, heirs and personal representatives, provided, however, that no obligations of Debtor or Obligors hereunder can be assigned without prior written consent of Lender.

13.                               Controlling Document.  To the extent that this Note conflicts with or is in any way incompatible with any other document related specifically to the loan evidenced by this Note, this Note shall control over any other such document, and if this Note does not address an issue, then each other such document shall control to the extent that it deals most specifically with an issue.

14.                               Commercial Purpose.  DEBTOR REPRESENTS TO LENDER THAT THE PROCEEDS OF THIS LOAN ARE TO BE USED PRIMARILY FOR BUSINESS, COMMERCIAL OR AGRICULTURAL PURPOSES.  DEBTOR ACKNOWLEDGES HAVING READ AND UNDERSTOOD, AND AGREES TO BE BOUND BY, ALL TERMS AND CONDITIONS OF THIS NOTE.

15.                               Collection.  If this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceeding at law or in equity or in bankruptcy, receivership or other court proceedings, Debtor agrees to pay all costs of collection, including, but not limited to, court costs and reasonable attorneys’ fees.

16.                               Notice of Balloon Payment.  At maturity (whether by acceleration or otherwise), Debtor must repay the entire principal balance of this Note and unpaid interest then due.  Lender is under no obligation to refinance the outstanding principal balance of this Note (if any) at that time.  Debtor will, therefore, be required to make payment out of other assets Debtor may own; or Debtor will have to find a lender willing to lend Debtor the money at prevailing market rates, which may be higher than the interest rate on the outstanding principal balance of this Note.  If Obligors have guaranteed payment of this Note, Obligors may be required to perform under such guaranty.

17.                               Amendment and Restatement.  This Note is executed and delivered by Debtor to amend and restate in its entirety that certain AMENDED AND RESTATED PROMISSORY NOTE dated as of DECEMBER 12, 2013 in the original notational amount of THIRTY MILLION AND NO/100 DOLLARS ($30,000,000.00), executed and delivered by Debtor and payable to the order of Lender (the “First A&R Note”).  Neither the execution nor delivery of this Note or the amendment and restatement of the First A&R Note constitutes a novation or payment of any part of the indebtedness evidenced by the First A&R Note.

18.                               Waiver of Jury Trial.  DEBTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, OR COUNTERCLAIM THAT RELATES TO OR ARISES OUT OF THIS NOTE OR ANY OF THE LOAN DOCUMENTS OR THE ACTS OR FAILURE TO ACT OF OR BY LENDER IN THE ENFORCEMENT OF ANY OF THE TERMS OR PROVISIONS OF THIS NOTE OR THE OTHER LOAN DOCUMENTS.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

EXECUTED as of the date first written above.

DEBTOR:		ADDRESS:

LEGACY HOUSING, LTD		4801 Mark IV Parkway
Fort Worth, TX 76106
By:	GPLH, LC
Its:	General Partner

By:	/s/ Curtis Hodgson
Name:	Curtis Hodgson
Title:	Manager